SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE


                        SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported)
                                AUGUST 29, 1996


                        Commission file number 33-73270


                            TRANSTAR HOLDINGS, L.P.
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                         TRANSTAR CAPITAL CORPORATION
            (Exact name of Registrant as specified in its charter)

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
  DELAWARE                                  13-3486874

  DELAWARE                                  13-3745313

  (State of Incorporation)                  (I.R.S. Employer Identification Number)
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
  118 NORTH BEDFORD ROAD, SUITE 300, MT. KISCO, NEW YORK                                       10549

  (Address of principal executive offices)                                                     (Zip Code)
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              Registrant's telephone number, including area code:
                                (914) 242-5003

Item 5.  Other Events.

          On August 29, 1996, Transtar, Inc., a Delaware corporation ("Transtar"), declared a cash dividend, in the amount of $850 per share on both the Class A Voting Common Stock (the "Voting Stock") and the Class B Non-Voting Common Stock (the "Non-Voting Stock," and together with the Voting Stock, the "Common Stock") of Transtar, in the aggregate amount of $16,362,500. The dividend was paid on August 29, 1996 to holders of record of Common Stock on August 27, 1996 (the "Record Date").

          On the Record Date, Transtar Holdings, L.P., a Delaware limited partnership ("Holdings") owned 53 percent of the outstanding Common Stock. On August 29, 1996, the Registrant received $8,670,000 in connection with the dividend payment (the "Dividend Payment"). Pursuant to (i) an Indenture, dated as of December 7, 1993 (the "Indenture"), among Holdings, its wholly owned subsidiary Transtar Capital Corporation ("TCC," and together with Holdings, the "Issuers"), and United States Trust Company of New York, as trustee, (the "Trustee"), governing the Issuers' 13 3/8 percent Senior Discount Notes Due 2003, and (ii) an Escrow Agreement, dated as of December 7, 1993 (the "Escrow Agreement") between Holdings and the Trustee, as escrow agent (the Trustee, in its capacity as escrow agent, is hereinafter referred to as the "Escrow Agent"), executed in connection with the Indenture, such Dividend Payment was deposited with the Escrow Agent in an escrow account (the "Escrow Account"). Holdings intends to make distributions to its partners from funds held in the Escrow Account. The balance of the funds held in the Escrow Account will remain in the Escrow Account and a portion thereof will be used to pay certain administrative expenses of Holdings in accordance with the Indenture and the Escrow Agreement. In accordance with the Indenture, once the funds in the escrow account exceed $10 million, Holdings will offer to repurchase for cash a portion of the Senior Discount Notes at an offer price equal to 101% of the accreted value of such notes on the date of purchase.

          A copy of the press release, dated as of August 29, 1996, issued by Transtar in connection with the above-described dividend declarations is attached as Exhibit 99.1 hereto and is incorporated herein by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  The following exhibit is filed with this report:

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
  Exhibit Number                                     Description


  99.1                                               Press Release of Transtar, Inc. dated as of August
                                                     29, 1996
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
                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its respective behalf by the undersigned, thereunto duly authorized, on the 13th day of September, 1996.

                              TRANSTAR HOLDINGS, L.P.
                              By Blackstone Transportation
                                 Company, Inc.



                              By
                                James J. Mossman
                                President

                              TRANSTAR CAPITAL CORPORATION


                              By
                                James J. Mossman
                                President

                                 EXHIBIT INDEX


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
  Exhibit Number                                     Description


  99.1                                               Press Release of Transtar, Inc. dated as of August
                                                     29, 1996
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